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                                                          EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this registration statement of SCANA Corporation on Form S-3 of our report dated
February 7, 1996 appearing in and incorporated by reference in the Annual Report on Form 10-K of SCANA Corporation for the year ended December 31, 1995, and to the reference to us under the heading
"Experts" in the Prospectus, which is part of this Registration
Statement.



s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Columbia, South Carolina
December 18, 1996



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